                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                    AUSTINS STEAKS & SALOON, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           TISH GADE-JONES, CHIEF FINANCIAL OFFICER
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                         AUSTINS STEAKS & SALOON, INC.

                                                                   July 31, 1996

Dear Fellow Shareholder:

    You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Austins Steaks & Saloon, Inc. to be held at Austins Steak House, 3940 Village Drive, Lincoln, Nebraska, on August 27, 1996, at 9:00 a.m. local time. The Notice of Annual Meeting and Proxy Statement accompanying this letter describes the business to be transacted at the meeting.

    During the meeting, the Board of Directors will report to you on the activities and progress of the Company during this year and will discuss plans for the remaining part of the current year. We welcome this opportunity to talk to you about our company and we look forward to your comments and questions.

    The Board of Directors appreciates and encourages shareholder participation in the Company's affairs and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date, and mail the enclosed proxy in the envelope provided at your earliest convenience.

                                          Sincerely,

                                                      [SIG]

                                          Paul C. Schorr III
                                          CHAIRMAN OF THE BOARD OF DIRECTORS
                                          AND ACTING CHIEF EXECUTIVE OFFICER

                         AUSTINS STEAKS & SALOON, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 27, 1996

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company"), will be held on August 27, 1996, at 9:00 a.m. local time, at Austins Steak House, 3940 Village Drive, Lincoln, Nebraska, for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

    1. To elect four Directors to the Board of Directors to serve for the following year and until their successors are duly elected;

    2. To approve the Outside Directors Stock Option Plan.

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on July 26, 1996, are entitled to receive notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Stockholders attending the meeting may vote in person even if they have returned a Proxy.

                                          Sincerely,

                                                      [SIG]

                                          Paul C. Schorr III
                                          CHAIRMAN AND ACTING CHIEF
                                          EXECUTIVE OFFICER

Lincoln, Nebraska
July 31, 1996

                         AUSTINS STEAKS & SALOON, INC.

                                PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of Austins Steaks & Saloon, Inc., a Delaware corporation (the "Company" or "Austins"), for use at its 1996 Annual Meeting of Stockholders to be held on August 27, 1996, at 9:00 a.m. local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at Austins Steak House, 3940 Village Drive, Lincoln, Nebraska. The Company's principal executive offices are located at 6940 "O" Street, Suite 334, Lincoln, Nebraska 68510. The Company's telephone number is (402) 466-2333.

    These proxy solicitation materials were mailed on or about August 2, 1996, to all stockholders entitled to vote at the meeting.

RECORD DATE; OUTSTANDING SHARES

    Stockholders of record at the close of business on July 26, 1996 (the "Record Date"), are entitled to receive notice of and vote at the meeting. On the Record Date, 2,331,052 shares of the Company's Common Stock, $0.01 par value, were issued and outstanding. For information regarding holders of more than five percent (5%) of the outstanding Common Stock, see "Election of Directors -- Security Ownership."

REVOCABILITY OF PROXIES

    Proxies given pursuant to this solicitation may be revoked at any time before they have been used. Revocation will occur by delivering a written notice of revocation to the Company or by duly executing a proxy bearing a later date. Revocation will also occur if the individual attends the meeting and votes in person.

VOTING AND SOLICITATION

    Every stockholder of record on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of Directors, each stockholder will be entitled to vote for four nominees and the four nominees with the greatest number of votes will be elected.

    The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company's Directors, Officers and regular employees, without additional compensation, personally, by telephone or by telegram.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST" or "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of the quorum for the transaction of business; and (ii) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Stockholder proposals which are intended to be presented at the Company's 1997 Annual Meeting must be received by the Company no later than April 4, 1997, in order that they may be included in the proxy statement and form of proxy for that meeting. Proposals must be in compliance with the requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

GENERAL

    A Board of four Directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote all of the proxies received by them for the Company's four nominees named below. In the event that any of the nominees shall become unavailable, the proxy holders will vote in their discretion for a substitute nominee. It is not expected that any nominee will be unavailable. The term of office of each person elected as a Director will continue until the next Annual Meeting of Stockholders and until his successor has been elected and qualified.

VOTE REQUIRED

    The four nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy at the meeting and entitled to vote shall be elected to the Board of Directors. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

    The names of the nominees, and certain information about them, are set forth below:

                                                                                                        DIRECTOR
NAME OF NOMINEE                                  AGE             POSITION/PRINCIPAL OCCUPATION            SINCE
- -------------------------------------------      ---      -------------------------------------------  -----------
Paul C. Schorr III (3).....................          59   Chairman of the Board and Acting Chief             1994
                                                           Executive Officer since April, 1996;
                                                           President and Chief Executive Officer of
                                                           ComCor Holding, Inc.
B. Scott Ball (2)..........................          59   Director of the Company; President and             1994
                                                           Chief Executive Officer of Westlund's,
                                                           Inc.
Roger D. Sack (1)(2)(3)....................          61   Director of the Company; Officer and               1995
                                                           Director of York Cold Storage Company
Neal E. Tyner (1)(2).......................          65   Director of the Company; former Chairman           1995
                                                           and Chief Executive Officer of Ameritas
                                                           Life Insurance Corp.

- ------------------------
(1) Member of Audit Committee

(2) Member of Compensation Committee

(3) Member of Executive Committee

    PAUL C. SCHORR III has served as Chairman of the Board of the Company since June 20, 1995. He has been a Director of the Company since August 1, 1994. For the past seven years, Mr. Schorr has served as the President and Chief Executive Officer of ComCor Holding, Inc., a consulting firm. In addition, Mr. Schorr also is a Director of Lincoln Telecommunications, Inc. (a public company); Ameritas Life Insurance Corp.; and The Schorr Family Company, Inc.

    B. SCOTT BALL has served as a Director of the Company since September 16, 1994. For the past seven years, Mr. Ball has served as the President and Chief Executive Officer of Westlund's, Inc., a restaurant supplier.

    ROGER D. SACK has served as a Director of the Company since June 26, 1995. For the past fifteen years, Mr. Sack has worked for York Cold Storage Company, a refrigeration and storage company, most recently serving as Vice President and Director. Mr. Sack performs strategic planning and financial services for York Cold Storage Company. In addition, from 1980 until May 1995, Mr. Sack served as an Executive Vice President and Director of York State Co., a bank holding company.

    NEAL E. TYNER has served as a Director of the Company since June 26, 1995. From 1956 until January of 1995, Mr. Tyner worked for Ameritas Life Insurance Corp., a life insurance, annuities and dental insurance company, most recently serving as Chairman of the Board and Chief Executive Officer.

SECURITY OWNERSHIP

    The following table sets forth the beneficial ownership of the Company's Common Stock as of the Record Date (a) by each Director, (b) by all current Directors and Executive Officers as a group, and (c) by all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock. Unless otherwise indicated, the address for these individuals is 6940 "O" Street, Suite 334, Lincoln, Nebraska 68510.

                                                                             NUMBER OF    PERCENT
NAME AND ADDRESS OF PERSON OR ENTITY                                           SHARES    OF CLASS
- ---------------------------------------------------------------------------  ----------  ---------
The Schorr Family Company, Inc. (1)........................................     807,631     34.65%
Paul C. Schorr III (1).....................................................     807,631     34.65%
B. Scott Ball..............................................................       5,000      *
Roger D. Sack..............................................................     720,421     30.91%
Neal E. Tyner..............................................................       1,000      *
All Directors and Officers as a group (5 persons)..........................   1,534,052     65.81%

- ------------------------
 *  Represents less than 1% of the outstanding Common Stock of the Company.

(1) Mr. Schorr is a Director, and the President and Chief Executive Officer of The Schorr Family Company, Inc. and therefore indirectly owns, through The Schorr Family Company, Inc. the 807,631 shares or 34.65%.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held six meetings during 1995. The Board of Directors has an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or any committee performing similar functions.

    The Audit Committee, which consisted of Directors B. Scott Ball, Neal E. Tyner, and Joseph L. Pfeister in 1995, met two times during 1995. This committee is charged with reviewing the Company's annual audit and meeting with the Company's independent accountants to review the Company's internal controls and financial management practices. The Audit Committee currently consists of Directors Roger D. Sack and Neal E. Tyner.

    The Compensation Committee, which consisted of Directors B. Scott Ball, Roger D. Sack and Sidney H. Sweet in 1995, met one time during 1995. This committee recommends to the Board the compensation for the Company's key employees. The Compensation Committee currently consists of Directors B. Scott Ball, Roger D. Sack and Neal E. Tyner.

    No Director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

BOARD COMPENSATION

    As discussed under Proposal Two below, the Board of Directors, on July 17, 1996, adopted an Outside Directors Stock Option Plan pursuant to which all non-employee directors will receive an annual option grant of 1,000 shares exercisable at fair market value on the date of grant, for serving on the Board. The Plan is subject to stockholder approval. Directors who served in 1995 and are re-elected at the 1996 Annual Meeting will receive an initial grant of 2,000 shares. No Directors' fees were paid in 1995. Employee Directors do not receive compensation for their service on the Board.

EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. No executive officer of the Company was paid more than $100,000 during 1995. The following table sets forth the compensation paid by the Company to the Chief Executive Officer of the Company for the year ended December 31, 1995:

                                                                                                            LONG-TERM
                                                                                                          COMPENSATION
                                                                                                          -------------
                                                                                 ANNUAL COMPENSATION       SECURITIES
                                                                              --------------------------   UNDERLYING
NAME AND PRINCIPAL POSITION                                          YEAR     SALARY ($)     BONUS ($)     OPTIONS (#)
- -----------------------------------------------------------------  ---------  -----------  -------------  -------------
Sidney H. Sweet (1) .............................................       1995   $  84,000           -0-      100,000(2)
 President and Chief Executive Officer

- ------------------------
(1) Mr. Sweet resigned as an Officer and Director of the Company effective April 12, 1996.

(2) Mr. Sweet has an option to purchase a total of 100,000 shares at an exercise price of $2.75 per share. Mr. Sweet's option was not granted under the Company's 1994 Incentive and Non-Qualified Stock Option Plan. The option is exercisable at anytime after July 31, 1995, in whole or in part.

    OPTION GRANTS IN LAST  FISCAL YEAR.   No options were  granted to the  Chief
Executive Officer of the Company during 1995.

    AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES. No executive officers exercised options during 1995. At the year end, Mr. Sweet held options to purchase 100,000 shares at $2.75 per share. The fair market value of the underlying securities was less than the exercise price of the options.

EMPLOYMENT CONTRACTS

    Mr. Sweet had a three-year employment contract ending November 30, 1997. Upon Mr. Sweet's resignation effective April 12, 1996, the agreement was terminated and no further payments were made thereunder except his salary to the date of termination.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such Officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

CERTAIN TRANSACTIONS

    RELATED PARTY INDEBTEDNESS

    On January 30, 1996, the Company obtained a credit line from Norwest Bank Nebraska, N.A. of which The Schorr Family Company, Inc., a corporation in which Paul C. Schorr III is President and Chief Executive Officer guaranteed $300,000 of such indebtedness. As of June 12, 1996, The Schorr Family Company, Inc. paid such indebtedness to Norwest Bank Nebraska, N.A. and the Company acknowledged a direct indebtedness to The Schorr Family Company, Inc. of $300,000. On March 18, 1996, the Company borrowed $200,000 from Roger D. Sack at an interest rate of 1% over Norwest Bank Nebraska N.A. base rate. As of June 12, 1996, The Schorr Family Company, Inc. and Roger D. Sack agreed to contribute the total $500,000 of indebtedness owing to them to the equity capital of the Company in exchange for a total of 421,052 shares of Common Stock of the Company. The number of shares was determined by averaging the average bid and asked prices of the Common Stock of the Company for the 10 trading days preceding June 12, 1996. As a result of these transactions, The Schorr Family Company, Inc. owns 807,631 shares or 34.65% of the outstanding stock of the Company and Roger D. Sack owns 720,421 shares or 30.91% of the outstanding stock of the Company. This transaction was approved in accordance with the affiliated transaction policy of the Board of Directors described below.

    AFFILIATED TRANSACTIONS

    The Board of Directors, on September 16, 1994, adopted a policy that, in the future, all transactions with its Officers, Directors, employees and affiliates of the Company will be approved by a majority of disinterested Directors of the Company or a special committee of the Board of Directors consisting of disinterested persons, and will be on terms no less favorable to the Company than such Directors or committee believe would be available from unrelated third parties.

                                  PROPOSAL TWO
                APPROVAL OF OUTSIDE DIRECTORS STOCK OPTION PLAN

OUTSIDE DIRECTORS STOCK OPTION PLAN

    The Board of Directors has adopted a Resolution adopting an outside directors non-incentive stock option plan (the "Outside Directors Plan") which, upon approval of a majority of the stockholders, will provide for the granting of NQSOs to each director of the Company who: (i) is neither an employee nor an officer of the Company or any subsidiary or affiliate of the Company on the date of the grant of an option; and (ii) has not elected to decline to participate in the Outside Directors Plan pursuant to an irrevocable one-time election made within 30 days after first becoming a director. The Outside Directors Plan will become effective immediately upon approval of the Stockholders at the Annual Meeting. It is anticipated that if the Stockholders approve the Outside Directors Plan, the Board members elected at the 1996 Annual Meeting who served on the Board in 1995 and otherwise qualify to participate shall be awarded 2,000 options under the Outside Directors Plan. Board members elected for the first time in 1996 and those elected at Annual Meetings thereafter shall be awarded 1,000 options under the Plan. The maximum aggregate number of shares of Common Stock that may be issued under the Outside Directors Plan will be 50,000 (subject to adjustment as described below).

    The Outside Directors Plan will be administered by a committee (the "Outside Directors Plan Committee") consisting of no less than two individuals. Members of the Outside Directors Plan Committee will not be entitled to participate in the Outside Directors Plan. Subject to the limits imposed by the terms of the Outside Directors Plan, the Outside Directors Plan Committee will have the power to administer the Outside Directors Plan in its sole and absolute discretion; provided, however, that the Outside Directors Plan Committee shall have no authority to grant NQSOs, to determine the number of shares of Common Stock subject to NQSOs or the price at which each share of Common Stock covered by a NQSO may be purchased pursuant to the Outside Directors Plan.

    Pursuant to the terms of the Outside Directors Plan, on the next succeeding business day following election to the Board at an Annual Meeting of Stockholders, NQSOs to purchase 1,000 shares shall be granted automatically to each Non-Employee Director. With respect to any Non-Employee Director who first becomes a member of the Board other than by election at an Annual Meeting, said Non-Employee Directors shall be granted automatically a pro rata portion of NQSOs to purchase 1,000 shares based on his/ her partial year of service on the Board. Additional NQSOs to purchase 1,000 shares of Common Stock (subject to adjustment as described below) will be granted automatically to each Non-Employee Director upon re-election of the Non-Employee Director to the Board. NQSOs shall be granted in the aforesaid manner until the date on which shares of Common Stock available for grant shall no longer be sufficient to permit grants of NQSOs covering 1,000 shares of Common Stock (subject to adjustment as described below) to be made to each Non-Employee Director entitled to a grant as of such date, in which event the shares of Common Stock then available for grant shall be allocated on a pro rata basis among the Non-Employee Directors entitled to a grant of NQSOs as of such date. All NQSOs granted to Non-Employee Directors shall vest and become first exercisable immediately (subject to adjustment as described below). Each NQSO will have a term of five years from the date of grant and will have a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant. This provision may not be amended more than once every six months, other than to comply with changes in the Code or ERISA.

    The Outside Directors Plan Committee in its discretion may make provisions for the assumption of outstanding NQSOs, or the substitution for outstanding NQSOs of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights; provided, however, that no such adjustment shall be made if the adjustment would cause the Outside Directors Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to Non-Employee Directors. The Outside Directors Plan contains customary anti-dilution provisions which provide that in the event of any recapitalization, change in the Company's outstanding capital stock, and certain other events, as adjustment shall be made, as determined by the Outside Directors Plan Committee in its sole discretion, in the aggregate number of shares of Common Stock available for issuance under the Outside Directors Plan, the number of shares of Common Stock available for any individual awards, and the number and exercise price of shares of Common Stock subject to outstanding NQSOs under the Outside Directors Plan, provided, however, that no such adjustment shall be made if the adjustment would cause the Outside Directors Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act.

    NQSOs will not be assignable or transferable except by will or the laws of descent and distribution. The Outside Directors Plan may be amended, suspended or terminated by the Board, except that: (i) any revision or amendment that would cause the Outside Directors Plan to fail to comply with Rule 16b-3 of the Exchange Act or any other requirement shall not be effective until stockholder approval is obtained; and (ii) no such action may impair rights under a previously granted NQSO. No options may be granted under the Outside Directors Plan after its tenth anniversary but NQSOs theretofore granted may extend beyond such date.

TAX CONSEQUENCES

    No taxable income is realized by the Participant upon the grant of a non-qualified stock option, and no deduction is then available to the Company. Upon exercise of the option, the excess of the fair market value of the shares on the date of exercise over the option price will be taxable to the Participant and deductible by the Company. The tax basis of shares acquired will be the fair market value on the date of exercise. For shares held for more than one year following exercise of the option, the Participant will realize long-term capital gain or loss upon disposition (assuming the stock would be a capital asset in his or her hands).

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE OUTSIDE DIRECTORS STOCK OPTION PLAN.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

Lincoln, Nebraska
July 31, 1996

                                                                      APPENDIX 1

                         AUSTINS STEAKS & SALOON, INC.
                               OUTSIDE DIRECTORS
                               STOCK OPTION PLAN

1.  NAME.

    The name of this Plan is the Austins Steaks & Saloon, Inc. Outside Directors Stock Option Plan.

2.  DEFINITIONS.

    For the purposes of the Plan, the following terms shall be defined as set forth below:

    (a)"Affiliate" means any partnership, corporation, firm, joint venture, association, trust, limited liability company, unincorporated organization or other entity (other than a Subsidiary) that, directly or indirectly through one or more intermediaries, is controlled by the Company, where the term "controlled by" means the possession, direct or indirect, of the power to cause the direction of the management and policies of such entity, whether through the ownership of voting interests or voting securities, as the case may be, by contract or otherwise.

    (b)"Board" means the board of directors of the Company.

    (c)"Chairman" means the individual appointed by the Board to serve as the chairman of the Committee.

    (d)"Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury regulations promulgated thereunder.

    (e)"Committee" means the committee appointed by the Board to administer the Plan as provided in Section 4(a).

    (f)"Common Stock" means the common stock, $.01 par value per share, of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

    (g)"Company" means Austins Steaks & Saloon, Inc., a Delaware corporation.

    (h)"Effective Date" means               , 1996.

    (i)"Employee" means an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

    (j)"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

    (k)"Fair Market Value" of a Share as of a specified date means the average of the highest and lowest market prices of a Share on NASDAQ on such date as reported in the Midwestern Edition of THE WALL STREET JOURNAL or, if no trading of Common Stock is reported for that day, the next preceding day on which trading was reported. In the event the Common Stock is not then traded on NASDAQ, the Fair Market Value of a Share shall be determined by reference to the principal market or exchange on which the Shares are then traded.

    (l)"Non-Employee Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board; (ii) is neither an Employee nor an Officer of the Company or of any Subsidiary or Affiliate on the date of the grant of the NQSO; and (iii) has not elected to decline to participate in the Plan pursuant to the immediately succeeding sentence. A director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Corporate Secretary of the Company and the Chairman within thirty days after his initial election or appointment to the Board to decline to participate in the Plan.

    (m)"NQSO" means an option that is not qualified under Section 422 of the Code.

    (n)"Officer" means an individual elected or appointed by the Board or by the board of directors of a Subsidiary, or chosen in such other manner as may be prescribed by the by-laws of the Company or a Subsidiary, as the case may be, to serve as such.

    (o)"Participant" means a Non-Employee Director who is granted a NQSO under the Plan.

    (p)"Plan" means this Outside Directors Stock Option Plan.

    (q)"Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

    (r)"Share" means  one share  of Common  Stock, adjusted  in accordance  with
       Section 9(b), if applicable.

    (s)"Stock Option Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the NQSO.

    (t)"Subsidiary" means any corporation or entity of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, unless the Committee shall determine that any such corporation or entity shall be excluded hereunder from the definition of the term Subsidiary.

3.  PURPOSE.

    The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in stockholder value, to Non-Employee Directors in order that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company.

4.  ADMINISTRATION.

    (a)COMPOSITION OF THE COMMITTEE.

    The Plan shall be administered by a Committee appointed by the Board consisting of no less than two individuals. Members of the Committee need not be members of the Board, Officers or Employees of the Company. Members of the Committee shall not be entitled to participate in the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall appoint one of the members of the Committee as Chairman.

    (b)ACTIONS BY THE COMMITTEE.

    The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

    (c)POWERS OF THE COMMITTEE.

    The Committee shall have the authority to administer the Plan in its sole and absolute discretion; PROVIDED, HOWEVER, that the Committee shall have no authority to grant NQSOs, to determine the number of Shares subject to NQSOs or the price at which each Share covered by a NQSO may be purchased pursuant to the Plan, all of which shall be automatic as described in Section 8. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant.

    (d)LIABILITY OF COMMITTEE MEMBERS.

    No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of a NQSO thereunder.

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    (e)NQSO ACCOUNTS.

    The Committee shall maintain a journal in which a separate account for each Participant shall be established. Whenever NQSOs are granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also be made in the journal with respect to each account in the event of an adjustment pursuant to Section 9(b).

5.  EFFECTIVE DATE AND TERM OF THE PLAN.

    (a)EFFECTIVE DATE OF THE PLAN.

    The Plan was adopted by the Board and became  effective on                 ,
1996, subject to approval by the stockholders of the Company at a meeting duly called and held within twelve months following such date.

    (b)TERM OF PLAN.

    No NQSO shall be granted pursuant to the Plan  on or after                 ,
2006, but NQSOs theretofore granted may extend beyond that date.

6.  SHARES SUBJECT TO THE PLAN.

    The maximum aggregate number of Shares which may be subject to NQSOs granted to Non-Employee Directors under the Plan shall be 50,000. The limitation on the number of Shares which may be subject to NQSOs under the Plan shall be subject to adjustment as provided in Section 9(b).

    If any NQSO granted under the Plan expires or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NQSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding NQSOs.

7.  SOURCE OF SHARES ISSUED UNDER THE PLAN.

    Common Stock issued under the Plan shall be authorized and unissued Shares. No fractional Shares shall be issued under the Plan.

8.  NON-QUALIFIED STOCK OPTIONS.

    (a)GRANT OF NQSOS.

    On the next succeeding business day following election to the Board at the 1996 Annual Meeting of Stockholders all Non-Employee Directors who served on the Board in 1995 shall automatically be granted NQSOs to purchase 2,000 shares. On the next succeeding business day following election to the Board at the 1996 Annual Meeting of Stockholders and each Annual Meeting of Stockholders thereafter, all Non-Employee Directors elected shall automatically be granted NQSOs to purchase 1,000 Shares. With respect to any Non-Employee Director who is elected other than at the Annual Meeting of Stockholders, said Non-Employee Director shall automatically be granted NQSOs to purchase a pro rata portion of the 1,000 Shares for his/her partial year of service on the Board. NQSOs shall be granted in the aforesaid manner until the date on which the Shares available for grant shall no longer be sufficient to permit grants of NQSOs covering 1,000 Shares to be made to each Non-Employee Director entitled to a grant as of such date, in which event the Shares then available for grant shall be allocated on a PRO RATA basis among the Non-Employee Directors entitled to a grant of NQSOs as of such date. The provisions of this Section shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder.

    (b)EXERCISE PRICE.

    Each Share covered by a NQSO may be purchased at a purchase price equal to the Fair Market Value of a Share on the date of the NQSO grant. The provisions of this Section shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

    (c)TERMS AND CONDITIONS.

    All NQSOs granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or NQSO), approved by the Committee which shall be subject to the following express terms and conditions and to the other terms and conditions specified in this Section 8, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

           (i)
           all NQSOs granted to a Participant shall vest and become first exercisable immediately upon grant.

          (ii)
           the failure of a NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect;

         (iii)
           unless terminated earlier pursuant to Section 8(f), the term of each NQSO shall be five years from the date of grant;

          (iv)
           NQSOs shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative;

           (v)
           no NQSO or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during his lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process; and

          (vi)
           payment for the Shares to be received upon exercise of a NQSO may be made in cash, in Shares (determined with reference to their Fair Market Value on the date of exercise) or any combination thereof.

    (d)ADDITIONAL MEANS OF PAYMENT.

    Any Stock Option Agreement may, in the sole and absolute discretion of the Committee, permit payment by any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto, including, but not limited to, the execution and delivery of a full recourse promissory note (bearing interest at a rate not less than the prime rate announced as then being in effect by the Company's principal lender and whose maturity date shall not exceed beyond ten years) by the Participant to the Company.

    (e)EXERCISE.

    The holder of a NQSO may exercise the same by filing with the Corporate Secretary of the Company and the Chairman a written election, in such form as the Committee may determine, specifying the number of Shares with respect to which such NQSO is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the holder from exercising the Option with respect to the full number of Shares as to which the Option is then exercisable.

    (f)TERMINATION OF NQSOS.

    NQSOs granted under the Plan shall be subject to the following events of termination:

           (i)
           in the event a Participant is removed from the Board for cause (as contemplated by the Company's by-laws), all unexercised NQSOs held by such Participant on the date of such removal (whether or not vested) will expire immediately;

          (ii)
           in the event a Participant is no longer a member of the Board, other than by reason of removal for cause, all NQSOs which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner; and

         (iii)
           in the event a Participant becomes an Officer or Employee of the Company or a Subsidiary (whether or not such Participant remains a member of the Board) all NQSOs which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner.

9.  RECAPITALIZATION.

    (a)CORPORATE FLEXIBILITY.

    The existence of the Plan and the NQSOs granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any NQSO.

    (b)ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

    Except as otherwise provided in Section 10 below and subject to any required action by the stockholders of the Company, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number of Shares subject to each grant under the Plan; (iii) the number and exercise price of Shares subject to outstanding NQSOs; and (iv) such other matters as shall be appropriate in light of the circumstances; PROVIDED, HOWEVER, that the number of Shares subject to any NQSO shall always be a whole number and that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to non-employee directors.

10. CHANGE OF CONTROL.

    In the event of a Change of Control (as defined below), the Committee in its discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights; provided, however, that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to non-employee directors.

    A "Change of Control" will be deemed to occur on the date any of the following events occur:

       (a) any person or persons acting together which would constitute a "group" for purpose of Section 13(d) of the Exchange Act (other than the Company, any Subsidiary and any entity beneficially owned by any of the foregoing), beneficially own (as defined in Rule 13d-3 under the Exchange
    Act) without Board approval, directly or indirectly, at least 40% of the total voting power of the Company entitled to vote generally in the election of the Board;

       (b) the stockholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly-owned subsidiary of the Company in which all Shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

       (c) the stockholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

11. SECURITIES LAW REQUIREMENTS.

    No Shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable requirement of Nasdaq or any stock exchange on which the Common Stock is listed has been satisfied; and
(iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration or qualification requirements of any state securities laws.

12. AMENDMENT AND TERMINATION.

    (a)MODIFICATIONS TO THE PLAN.

    The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to NQSOs, suspend or terminate the Plan or, subject to Sections 8(a) and 8(b), revise or amend the Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Rule 16b-3 or any other requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Company shall not be effective unless and until such approval is obtained.

    (b)RIGHTS OF PARTICIPANT.

    No amendment, suspension or termination of the Plan that would adversely affect the right of any Participant with respect to a NQSO previously granted under the Plan will be effective without the written consent of the affected Participant.

13. MISCELLANEOUS.

    (a)STOCKHOLDERS' RIGHTS.

    No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a stockholder of the Company by virtue of such Participant having been granted a NQSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares, allocated or reserved under the Plan or subject to any NQSO except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise.

    (b)OTHER COMPENSATION ARRANGEMENTS.

    Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to stockholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

    (c)TREATMENT OF PROCEEDS.

    Proceeds realized from the exercise of NQSOs under the Plan shall constitute general funds of the Company.

    (d)COSTS OF THE PLAN.

    The costs and expenses of administering the Plan shall be borne by the Company.

    (e)NO RIGHT TO CONTINUE AS DIRECTOR.

    Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board or affect the right of the Company, the Board or the stockholders of the Company to terminate the directorship of any Participant at any time with or without cause.

    (f)SEVERABILITY.

    The  provisions of the  Plan shall be  deemed severable and  the validity or
unenforceability  of   any  provision   shall  not   affect  the   validity   or
enforceability of the other provisions hereof.

    (g)BINDING EFFECT OF PLAN.

    The Plan shall inure to the benefit of the Company, its successors and assigns.

    (h)NO WAIVER OF BREACH.

    No waiver by any party hereto at any time of any breach by another party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of the same, any similar or any dissimilar provisions of conditions at the same or at any prior or subsequent time.

    (i)GOVERNING LAW.

    The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Nebraska applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

    (j)HEADINGS.

    The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

14. EXECUTION.

    To record the adoption of the Plan to read as set forth herein, the Company has caused the Plan to be signed by its President and attested by its Secretary
on               , 1996.

                                          AUSTINS STEAKS & SALOON, INC.
                                          By:
          ----------------------------------------------------------------------
                                            Paul C. Schorr III
                                            CHAIRMAN AND ACTING CHIEF
                                            EXECUTIVE OFFICER
ATTEST:
By:
- ---------------------------------
   ------------------------------------
   SECRETARY

                         AUSTINS STEAKS & SALOON, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS AUGUST 27, 1996

    The undersigned hereby constitutes and appoints PAUL C. SCHORR III and ROGER
D. SACK, or either of them, with full power to act alone, or any substitute appointed by them as the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of the Shareholders of Austins Steaks & Saloon, Inc. to be held at Austins Steak House, 3940 Village Drive, Lincoln, Nebraska, on the 27th day of August, 1996, at 9 a.m. or any adjournments thereof, as indicated below.

1.  Election of Directors

   ------------ FOR THE FOUR NOMINEES (EXCEPT AS MARKED TO THE CONTRARY BELOW)

   ------------ WITHHOLD AUTHORITY TO VOTE FOR THE FOUR NOMINEES LISTED BELOW

        PAUL C. SCHORR III, ROGER D. SACK, NEAL E. TYNER AND B. SCOTT BALL

    (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

- --------------------------------------------------------------------------------

2.  Adoption of Outside Directors Stock Option Plan

           --------- VOTE TO APPROVE PLAN                 --------- VOTE TO DISAPPROVE PLAN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL FOUR NOMINEES FOR DIRECTOR, FOR ADOPTION OF THE OUTSIDE DIRECTORS STOCK OPTION PLAN AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

                                                                          Dated:

                                           ----------------------------------- ,
                                                                            1996

                                             -----------------------------------
                                             Signature of Shareholder

                                             -----------------------------------
                                             Signature of Shareholder

                                             Please sign  exactly as  your  name
                                             appears  at the  left. When signing
                                             as attorney, executor,
                                             administrator, trustee, guardian or
                                             conservator, give  full title.  All
                                             joint trustees must sign.

                                             PLEASE  MARK, SIGN, DATE AND RETURN
                                             THE PROXY CARD  PROMPTLY USING  THE
                                             ENCLOSED ENVELOPE.